Supplement dated April 26, 1999,
to Prospectus dated November 30, 1998
Effective May 1, 1999, the Manager will cease reimbursing
Fund expenses to maintain an expense ratio no greater than 2.5%. The Manager continues to waive its management fee and reimbursement under the 12b-1 plan.